Supplement to the Current Prospectus

Effective immediately, directly below the first paragraph under the main heading "Description of Share Classes," the following paragraphs are inserted:

Shareholders may be able to convert Class A shares to Class I shares of the fund, if they satisfy the eligibility requirements for Class I shares. Shareholders may also be able to convert Class I shares to Class A of the fund. Please contact your financial intermediary for additional information on how to convert your shares into another share class.

If a shareholder converts from one share class to another share class of the fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day's net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. A conversion between share classes of the same fund is a nontaxable event.


                  The date of this supplement is June 1, 2009.